Statements of Operations (Unaudited) (USD $)	6 Months Ended	7 Months Ended
	Jun. 30, 2012	Jun. 30, 2012
Revenues
Sales	$ 127,051	$ 127,051
Less: Returns and allowances
Net Sales	127,051	127,051
Cost of Goods Sold	(117,300)	(117,300)
Gross Profit	9,751	9,751
General & Administrative Expenses	52	652
Stock-based Compensation		1,500
Total Expenses	52	2,152
Net Income (Loss) for the Period	$ 9,699	$ 7,599
Basic and diluted loss per common share	$ 6.47	$ 5.07
Weighted average number of common shares outstanding Basic and diluted	1,500	1,500